EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 20, 1998 appearing on page 51 of Battle Mountain Gold Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in this Registration Statement.


                                          /s/ PRICE WATERHOUSE LLP
                                          PRICE WATERHOUSE LLP
                                          Houston, Texas
                                          April 27, 1998